Exhibit 10.2

                                                                  Execution Copy

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                          REGISTRATION RIGHTS AGREEMENT

                                  by and among


                               Cubic Energy, Inc.


                                       and


                      Certain Purchasers Identified Herein















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                          Dated as of December 12, 2005


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I. DEFINITIONS.........................................................1

ARTICLE II. REGISTRATION.......................................................2
Section 2.1    Mandatory Registration..........................................2
Section 2.2    Underwritten Offering...........................................2
Section 2.3    Payments by the Company.........................................2
Section 2.4    Piggy-Back Registrations........................................3
Section 2.5    Eligibility for Form S-3, SB-2 or S-1; Conversion to Form S-3...4

ARTICLE III. OBLIGATIONS OF THE COMPANY........................................4
Section 3.1    Registration Procedures.........................................4

ARTICLE IV. OBLIGATIONS OF THE PURCHASERS......................................9
Section 4.1    Purchasers Obligations..........................................9

ARTICLE V. EXPENSES OF REGISTRATION...........................................10
Section 5.1    Expenses.......................................................10

ARTICLE VI. INDEMNIFICATION...................................................11
Section 6.1    Indemnity......................................................11

ARTICLE VII. CONTRIBUTION.....................................................13
Section 7.1    Contribution...................................................13

ARTICLE VIII. REPORTS UNDER THE 1934 ACT......................................13
Section 8.1    1934 Act Reports...............................................13

ARTICLE IX. ASSIGNMENT OF REGISTRATION RIGHTS.................................14
Section 9.1    Assignment.....................................................14

ARTICLE X. AMENDMENT OF REGISTRATION RIGHTS...................................14
Section 10.1   Amendment, Termination or Waiver...............................14

ARTICLE XI. MISCELLANEOUS.....................................................14
Section 11.1   Holder.  14
Section 11.2   Notices. 14
Section 11.3   No Waiver......................................................15
Section 11.4   Governing Law..................................................15
Section 11.5   Severability...................................................16
Section 11.6   Entire Agreement...............................................16
Section 11.7   Assigns. 16
Section 11.8   Headings.......................................................16
Section 11.9   Counterparts...................................................16
Section 11.10  Further Assurances.............................................16



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Section 11.11  Purchasers' Actions............................................16
Section 11.12  Specific Performances..........................................16
Section 11.13  No Strict Construction.........................................17

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is dated as of December 12, 2005, and is entered into by and among Cubic Energy, Inc., a Texas corporation (the "Company"), and the parties identified on the signature pages to this Agreement and their respective affiliates and any assignee or transferee of their respective rights hereunder (the "Purchasers").

                                    WHEREAS:

         Pursuant to that certain Securities Purchase Agreement by and among the Company and the Purchasers, dated as of December 12, 2005 (the "Securities Purchase Agreement"), the Company issued and sold to the Purchasers 2,500,000 shares (the "Purchased Shares") of its common stock, $0.05 par value per share ("Common Stock"), and warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares of Common Stock; and

         To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         "Purchasers" has the meaning set forth in the first paragraph of this Agreement and also includes any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

         "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         "Registrable Securities" means (i) the Purchased Shares, (ii) the Warrant Shares (as that term is defined in the Warrants) issuable, upon exercise or otherwise pursuant to the Warrants, (iii) the shares of Common Stock or other securities issuable upon exercise of the Default Warrants, (iv) the shares of Common Stock or other securities issuable upon exercise of the Default Warrants, and (v) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.



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         "Registration Statement" means a registration statement of the Company under the 1933 Act.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement or the Warrants.

                                   ARTICLE II.
                                  REGISTRATION

         Section 2.1 Mandatory Registration. The Company shall prepare, and, on or prior to March 9, 2006 (the "Filing Date"), shall file a Registration Statement that shall cover the resale of all of the Registrable Securities and any other securities of the Company as the Company may determine to include therein, which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Notes and Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company acknowledges that the number of shares to be included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon exercise of the Warrants.

         Section 2.2 Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

         Section 2.3 Payments by the Company. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If (i) the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not filed by the Filing Date or the Registration Statement is not declared effective by the SEC on or prior to one hundred thirty-five days from the date of the Securities Purchase Agreement, or (ii) after the Registration Statement has been declared effective by the SEC, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Purchasers are not permitted to resell their Registrable Securities for more than 15 consecutive calendar days, but no more than an aggregate of 30 calendar days during any 12-month period (which need not be consecutive calendar days, provided that such number of days shall not include the 15 calendar days following the filing of any Form 8-K, Form 10-QSB or Form 10-KSB, or other comparable form, for purposes of filing a post-effective amendment to the Registration Statement), or (iii) the Common Stock is not listed or included for quotation on the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market, the New York Stock Exchange, the American Stock Exchange or the Over-the-Counter Bulletin Board (the "OTCBB") after being so listed or included for quotation, or (iv) the Common Stock ceases





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to be traded on the  OTCBB or any  equivalent  replacement  exchange,  then,  in addition to any rights that a Purchaser may have as a holder of a Warrant, the Company will issue warrants to purchase Common Stock to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity).

         Upon and after any failure by the Company described in the immediately preceding sentence (a "Default"), the Company shall be required to issue to the holders of Registrable Securities, warrants to purchase a number of shares of Common Stock equal to 100,000 shares of Common Stock for each month or part thereof (appropriately prorated), during which a default exists (the "Default Warrants"). The Default Warrants shall be in the form of Exhibit C to the Securities Purchase Agreement, shall have an exercise price of $1.00 and an expiration date five years from the date of the issuance. Such warrants shall be issued on the last day of each month (or part thereof) during which a Default occurred or was continuing. Each Holder of Registrable Securities shall be issued Default Warrants on the last day of each month equal to 100,000 (appropriately prorated for partial months) multiplied by a fraction, the numerator of which is the number of Registrable Securities owned by such Holder and the denominator of which is the total number of Registrable Securities, which shall be rounded up to the next whole share. All shares of Common Stock issuable pursuant to such Default Warrants shall be duly authorized, fully paid and non-assumable shares of Common Stock.

         Section 2.4 Piggy-Back Registrations. Subject to the last sentence of this Section 2.4, if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other bona fide, employee benefit plans), the Company shall send to each Purchaser who is entitled to registration rights under this Agreement written notice of such determination and, if within fifteen days after the effective date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration



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rights.  No right to registration of Registrable  Securities  under this Section
2.4 shall be construed to limit any registration required under Section 2.1 hereof. If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Purchasers pursuant to this Section 2.4 shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to
Section 2.1 in accordance with the terms of this Agreement.

         Section 2.5 Eligibility for Form S-3, SB-2 or S-1; Conversion to Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3, SB-2 or S-1 for the registration of the sale by the Purchasers of the Registrable Securities. The Company agrees to file all reports required to be filed by the Company with the SEC in a timely manner so as to remain eligible or become eligible, as the case may be, and thereafter to maintain its eligibility, for the use of Form S-3. If the Company is not currently eligible to use Form S-3, not later than five (5) business days after the Company first meets the registration eligibility and transaction requirements for the use of Form S-3 (or any successor form) for registration of the offer and sale by the Purchasers of the Registrable Securities, the Company shall file a Registration Statement on Form S-3 (or such successor form) with respect to the Registrable Securities covered by the Registration Statement on Form SB-2 or Form S-1, whichever is applicable, filed pursuant to Section 2.1 (and include in such Registration Statement on Form S-3 the information required by Rule 429 under the Securities Act) or convert the Registration Statement on Form SB-2 or Form S-1, whichever is applicable, filed pursuant to Section 2.1 to a Form S-3 pursuant to Rule 429 under the Securities Act and cause such Registration Statement (or such amendment) to be declared effective no later than thirty (30) days after filing. In the event of a breach by the Company of the provisions of this Section 2.5, the Company will be required to make payments pursuant to
Section 2.3 hereof.

                                  ARTICLE III.
                           OBLIGATIONS OF THE COMPANY

         Section  3.1   Registration   Procedures.   In   connection   with  the
registration of the Registrable Securities, the Company shall have the following obligations:

         (a) The Company shall prepare promptly, and file with the SEC not later than the Filing Date, a Registration Statement that covers all of the Registrable Securities, as provided in Section 2.1, and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing but in no event later than one hundred thirty-five days from the date of this Agreement, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchasers) may be immediately sold to the public without registration or restriction (including, without limitation, as to



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volume by each holder thereof) under the 1933 Act (the  "Registration  Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

         (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration
Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within thirty (30) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

         (c) The Company shall furnish to each Purchaser whose Registrable Securities are included in a Registration Statement and its legal counsel (i) promptly (but in no event more than two (2) business days) after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) promptly (but in no event more than two (2) business days) after the Registration Statement is declared effective by the SEC, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser. The Company will immediately notify each Purchaser by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly (but in no event more than ten (10) business days) respond to any and all comments received from the SEC (which comments shall promptly be made available to the Purchasers upon request), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable (but in no



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event more than two (2) business days)  following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and shall promptly file with the SEC a final prospectus as soon as practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective. In the event of a breach by the Company of the provisions of this
Section  3.1(c),  the  Company  will be required  to make  payments  pursuant to
Section 2.3 hereof.

         (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Purchasers who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

         (e) In the event Purchasers who hold a majority-in-interest of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

         (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any
Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request; provided that, for not more than fifteen (15) consecutive trading days (or a total of not more than thirty (30) trading days in any twelve (12) month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that such number of days shall not include the 15 calendar days following the filing of any Form 8-K, Form 10-QSB or Form 10-KSB, or other comparable form, for purposes of filing a post-effective amendment to the Registration Statement; provided, further, that the Company shall promptly
(i) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Purchasers in



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writing to cease all sales under such  Registration  Statement  until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3.1(f) with respect to the information giving rise thereto.

         (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         (h) The Company shall permit a single firm of counsel designated by the Purchasers (the "Purchaser Counsel") to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which Purchaser Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Purchaser Counsel. The sections of such Registration Statement covering information with respect to the Purchasers, the Purchaser's beneficial ownership of securities of the Company or the Purchasers intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Purchasers.

         (i) The Company shall make generally available to its security holders as soon as practicable, but not later than ninety days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

         (j) At the request of any Purchaser, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with any Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Purchasers and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Purchasers.

         (k) The Company shall make available for inspection by (i) any Purchaser, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Purchasers, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company, including without limitation, records of conversions by other holders of convertible securities issued by the Company and the issuance of stock to such holders pursuant to the conversions (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.1(k). Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Purchaser) shall be deemed to limit the Purchaser's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

         (l) The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (m) The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on Nasdaq or, if not eligible for Nasdaq, on Nasdaq SmallCap or, if not eligible for Nasdaq or Nasdaq SmallCap, on the OTCBB and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

         (n) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         (o)  The  Company  shall   cooperate   with  the  Purchasers  who  hold
Registrable   Securities   being  offered  and  the  managing   underwriter   or
underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchasers may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchasers may request.

         (p) At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         (q) Other than those security holders to be included as selling security holders in the Registration Statement pursuant to registration rights disclosed in the Company's Disclosure Schedule, if any, from and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2.1 hereof or any amendment or supplement thereto under Section 3.1(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities; provided, however, that such consent shall automatically be deemed to be granted by a majority-in-interest of the Registrable Securities at any time following the repayment in full of all outstanding obligations of the Company under the Notes.

         (r) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Purchasers of Registrable Securities pursuant to a Registration Statement.

                                   ARTICLE IV.
                          OBLIGATIONS OF THE PURCHASERS

         Section 4.1 Purchasers Obligations. In connection with the registration
of  the  Registrable  Securities,   the  Purchasers  shall  have  the  following
obligations:

         (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three business days prior to the first anticipated Filing Date of the Registration Statement (and any other amendments), the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

         (b) Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from such Registration Statements.

         (c) In the event Purchasers holding a majority-in-interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Purchaser agrees to enter into and perform such Purchaser's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from such Registration Statement.

         (d) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(f) or
Section 3.1(g), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(f) or Section 3.1(g) and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         (e) No Purchaser may participate in any underwritten registration hereunder unless such Purchaser (i) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5.1 below.

                                   ARTICLE V.
                            EXPENSES OF REGISTRATION

         Section 5.1 Expenses. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Purchasers pursuant to Sections 2.2 and 3(h) hereof shall be borne by the Company.

                                   ARTICLE VI.
                                 INDEMNIFICATION

         Section 6.1 Indemnity. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Purchaser who holds such Registrable Securities,
(ii) the directors, officers, partners, employees, agents and each person who controls any Purchaser within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Purchasers, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 6(c) with respect to legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.1(c) hereof; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to

Section 3.1(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 9.1.

         (b) In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Purchaser, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6.1(c) such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.1(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under this Agreement (including this Section 6.1(b) and Section 7.1) for only that amount as does not exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to
Section 9.1. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6.1 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6.1, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Purchasers are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6.1, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII.
                                  CONTRIBUTION

         Section 7.1 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                  ARTICLE VIII.
                           REPORTS UNDER THE 1934 ACT

         Section 8.1 1934 Act Reports. Whether, with a view to making available to the Purchasers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144") or otherwise, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         (c) furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the

1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX.
                        ASSIGNMENT OF REGISTRATION RIGHTS

         Section 9.1 Assignment. The rights under this Agreement shall be automatically assignable by the Purchasers to any transferee of all or any portion of Registrable Securities if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

                                   ARTICLE X.
                        AMENDMENT OF REGISTRATION RIGHTS

         Section 10.1 Amendment, Termination or Waiver. Any term of this Agreement may be terminated or amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority-in-interest of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of the Registrable Securities, each future holder of the Registrable Securities, their successors and assigns, and the Company.

                                   ARTICLE XI.
                                  MISCELLANEOUS

         Section 11.1 Holder. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such
Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         Section 11.2 Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:
         ------------------

         Cubic Energy, Inc.
         9870 Plano Road
         Dallas, Texas 75238
         Facsimile: (972) 681-9687

         If to a Purchaser:
         ------------------

         to the address set forth immediately below such Purchaser's name on Exhibit A to the Securities Purchase Agreement.

         With a copy to:

         Haynes and Boone, LLP
         1221 McKinney St., Suite 2100
         Houston, Texas 77010
         Attn:
         Facsimile: (713) 236-5699

         Section 11.3 No Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         Section 11.4 Governing Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located Dallas, Texas with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect any party's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys' fees, incurred by the prevailing party in connection with such dispute.

         Section 11.5 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         Section 11.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes the Original Agreement and all other prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         Section 11.7 Assigns. Subject to the requirements of Section 9.1 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

         Section  11.8  Headings.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

         Section 11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         Section 11.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Section 11.11 Purchasers' Actions. Except as otherwise provided herein, all consents and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by Purchasers holding a majority-in-interest of the Registrable Securities, determined as if all of the Notes and Warrants outstanding have been converted into or exercised for Registrable Securities.

         Section 11.12 Specific Performances. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions under this Agreement, that each Purchaser shall be entitled, in addition to all other available remedies in law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

         Section 11.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                    * * * * *

         IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Agreement to be duly executed as of the date first above written.



                                                 CUBIC ENERGY, INC.



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                                 PURCHASERS:


                                                 LEVY FAMILY PARTNERS, LLC

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 _______________________________
                                                 PATRICK PARKER


                                                 BARGUS PARTNERSHIP


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 _______________________________
                                                 EDWIN J. HAGERTY



                                                 _______________________________
                                                 ALBERT ADRIANI


                                                 PETRO CAPITAL HOLDINGS, LLC



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                                  X-MEN, LLC


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                                 BARRY S. COHN IRREVOCABLE TRUST


                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                                 _______________________________
                                                 BRUCE GOLDSTEIN